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                                                                   Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURUSANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Grey Wolf, Inc. (the "Company") on Form 10-Q for the three and nine month periods ended September 30, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, Thomas P. Richards, Chairman, President and Chief Executive Officer of the Company and David W. Wehlmann, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.



/s/ Thomas P. Richards
----------------------------------------------------
Thomas P. Richards
Chairman, President and Chief Executive Officer



/s/ David W. Wehlmann
----------------------------------------------------
David W. Wehlmann
Executive Vice President and Chief Financial Officer


Date:    November 12, 2003